Rule 497(e)
                                               File Nos. 33-28889 and 811-05817


                         Supplement dated May 31, 2005
                            To the Prospectus for the

                      VARIFUND(R) ADVISOR Variable Annuity
                                Dated May 1, 2003

                                 Issued Through
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1
                                       by
                    CANADA LIFE INSURANCE COMPANY OF AMERICA


This letter is sent as a reminder of the May 31, 2005 liquidation of the Seligman Frontier Portfolio as approved by the Board of Directors of the Seligman Portfolios, Inc.

The redemption of outstanding shares and liquidation of the Seligman Frontier Portfolio occurred May 31, 2005 ("Redemption Date"). As a result, effective as of the Redemption Date and as previously communicated to you, assets invested in the Sub-Account of the Seligman Frontier Portfolio were directed to the ProFund VP Money Market Portfolio Sub-Account. Any orders for the purchase of or exchange into the Sub-Account of the Seligman Frontier Portfolio are no longer accepted.

All other Portfolios are unaffected by the recent action of the Board of Directors of Seligman Portfolios, Inc. and will continue to remain available as Sub-Account investment options after the Redemption Date.

If you did not make a transfer of your account value in the Sub-Account of the Seligman Frontier Portfolio prior to the Redemption Date, any account value you had allocated as of that date was automatically transferred to the ProFund VP Money Market Portfolio Sub-Account. A confirmation of the automatic transfer transaction was sent to you in the mail.

Any Policyholder utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature such as Dollar Cost Averaging or Portfolio Rebalancing involving the Seligman Frontier Portfolio Sub-Account should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements, allocations made to the Seligman Frontier Portfolio Sub-Account utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature will be directed to the ProFund VP Money Market Portfolio Sub-Account. A confirmation of the automatic transfer transaction will be sent to you in the mail.

You may transfer your account value currently allocated to the ProFund VP Money Market Portfolio Sub-Account by calling an annuity account representative at 1-800-905-1959 or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use the Intouch Voice Response System at 1-800-123-1234 to elect a transfer from the ProFund VP Money Market Portfolio Sub-Account to another portfolio Sub-Account or use the website at www.FASCorp.com/CanadaLife.

Any transfer from the ProFund VP Money Market Portfolio Sub-Account into the Sub-Account of another portfolio will not count against the first 12 free transfers you are entitled to as Owner of the Policy and will not incur a Transfer Processing Fee.

This Supplement must be accompanied by, or read in conjunction with, the current prospectus, dated May 1, 2003.

                Please keep this Supplement for future reference.